UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) May 5, 2006 (May 3, 2006)

                           Newcastle Investment Corp.
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             (Exact name of registrant as specified in its charter)


           Maryland                   001-31458                81-0559116
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 (State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


  1345 Avenue of the Americas, 46th Floor, New York, New York          10105
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            (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code   (212) 798-6100
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
             Year.

         On May 3, 2006, the Board of Directors of Newcastle Investment Corp. (the "Company") authorized an amendment to the Company's Bylaws. The amendment deleted ARTICLE III, Section 3 of the Bylaws in its entirety and substituted in lieu thereof a new ARTICLE III, Section 3 as set forth below.

         "Section 3. ANNUAL AND REGULAR MEETINGS. An annual meeting of the Board of Directors shall be held at such time and at any place or by means of remote communication as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings of the Board of Directors without other notice than such resolution."

         The Amended and Restated Bylaws became effective immediately upon adoption by the Board of Directors. The above discussion of the Amended and Restated Bylaws is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1.

Item 9.01         Financial Statements and Exhibits.

              (c)  Exhibits

                   3.1      Amended and Restated Bylaws of Newcastle Investment
                            Corp.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NEWCASTLE INVESTMENT CORP.
                                          (Registrant)

Dated: May 5, 2006


                                          By: /s/ Debra A. Hess
                                              ----------------------------------
                                              Name:  Debra A. Hess
                                              Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
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3.1               Amended and Restated Bylaws of Newcastle Investment Corp.